Exhibit 99.1

NASDAQ: NAUH May 2012
2 This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about National American University Holdings, Inc. and its affiliated entities (the "Company"). Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Company's management, are subject to risks and uncertainties, which could cause actual results of the Company to differ from any future results expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: future operating or financial results; uncertainties regarding the strength of the future growth of the education industry; uncertainties regarding the availability of student loans and other financing sources primarily used for tuition; continued compliance with government regulations; changing legislative or regulatory environments; management of growth; intensity of competition; the availability of cash to pay dividends, the ability to meet debt obligations or obtain additional financing to fund operations and/or acquisitions; general market conditions; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in the Company's filings with the Securities and Exchange Commission, including its report on Form 10-K for the period ended May 31, 2011. The information set forth herein should be read in light of such risks. The Company does not undertake any obligation to update anyone with regard to the forward-looking statements. Safe Harbor 2
Dr. Ronald Shape Chief Executive Officer Ms. Venessa Green Chief Financial Officer 3 Presenters
NAUH OVERVIEW - Dr. Shape 4
National American University Holdings, Inc., through its wholly owned subsidiary, operates National American University (NAU), a regionally accredited, proprietary, multi-campus institution of higher learning offering associate, bachelor's, and master's degree programs in health care and business-related disciplines Offers degree programs in on-ground and online formats, and combination of both, providing students increased flexibility to take courses at times and places convenient to their busy lifestyles Has a strong presence in the Midwest and is growing its geographic footprint 5 Company Overview
Post-secondary education company catering to the non-traditional student, typically in his/her early 30s, seeking to complete a degree either for the first time or in a new field, while also juggling pressures of family obligations and work commitments Regionally accredited by the Higher Learning Commission; various programmatic accreditations Associate, bachelor's, and master's degree programs and select industry-focused diplomas Flexible course and program delivery: on-ground, online, or a combination of both 35 physical locations (four pending approvals) in the Midwest and growing, as of 4/4/2012 Growth primarily driven by: Continued investment in the expansion and development of physical locations and academic programs Improved enrollment management system and recruitment processes Quality academic programming Economic conditions FY 2012 Q3 revenues increased 8.0% to $29.9 million from $27.7 million in prior-year period FY 2012 Q3 income before non-controlling interest and taxes was $1.2 million $20.3 million in cash and short-term investments, no long-term debt at 2/29/2012 Dividend-paying company (MRQ: $0.0325 per share) Proven management team with extensive experience in the post-secondary education industry Substantial Scale with a History of Profitable, Organic Growth Solid Financials, Well Capitalized, Experienced Management 6 Investment Highlights
Dr. Ronald Shape CEO Dr. Sam Kerr Provost & General Counsel Ms. Venessa Green CFO Dr. Bob Paxton President - Distance Learning Dr. Jerry L. Gallentine President Mr. Scott Toothman VP of Institutional Support & Military Services Ms. Michaelle Holland President of Campus Operations 7 Experienced NAU Management Team
Consistent Growth in Credit Hours Year over Year 8 Growth in Credit Hours FY 2008 169,670 FY 2009 203,114 19.7% YoY growth FY 2010 276,125 35.9% YoY growth Credit Hours FY 2011 337,558 22.2% YoY growth FY 2012 371,962 Est. 10.2% YoY growth
Winter 2011-2012 enrollment increased 10.5% YoY to 10,968 students 9 Enrollment Breakout
APOL STRA EDMC National American University (NAUH) Over the past six quarters, NAUH has reported healthy YoY enrollment growth rates, particularly when compared to those of its peers. 10 Enrollment Growth - Peer Comparison CPLA
Continued investment in the expansion and development of physical locations Dedicated focus on utilizing existing capacity Continued investment in the expansion of current academic programs and development of new academic programs Improved enrollment management system and recruiting processes Quality academic programming Economic conditions Timing of regulatory approvals for new locations and new programs 11 Factors Driving Enrollment Growth
EXPANSION - Dr. Shape 12
13 Expansion Highlights FY 2010 FY 2011 FY 2012 FY 2013 Projected... Financial Investment Campus Expansion Focused Expenditures Vertical Growth
14 Albuquerque West, NM submitted 12/15/11 Rapid City, SD submitted 3/21/12 Request for Change of Location Initial Approval Site Visit Weldon Spring, MO 10/24/11 6/25/12 Rochester, MN 2/21/12 7/30/12 Initial HLC Approval, Awaiting Site Visit Sioux Falls, SD approved 12/20/11 Burnsville, MN approved 12/20/11 Austin South, TX approved 2/21/12 Lewisville, TX approved 2/21/12 Mesquite, TX approved 2/21/12 MS in Management approved 3/26/12 Final HLC Approval Richardson, TX • Indianapolis, IN Georgetown, TX • Tigard, OR Seeking Initial HLC Approval Higher Learning Commission (HLC) Accreditation Process
35 Current Locations (includes pending in orange) Colorado - 4 Indiana - 1 Kansas - 3 Minnesota - 6 Missouri - 4 Nebraska - 1 Locations Pending Final Approvals Indianapolis, IN Tigard, OR Georgetown, TX Rochester, MN Planned Future Expansion (FY 2013) Houston, TX Seattle, WA NAU Locations 17 22 32 37 Note: Number of locations for fiscal years 2009, 2010, and 2011 include locations pending final approvals. Currently transitioning from accelerated expansion to concentrated growth of existing locations for remainder of FY 2012 into FY 2013 and beyond. 15 5 27 Geographic Growth New Mexico - 2 Oklahoma - 1 Oregon - 1 South Dakota - 5 Texas - 7
16 Geographic Footprint Current locations Pending approvals Planned future locations Enrollment Support Center Full State Approval Online Approval In Progress
Online Growth Strategy Support Centers Vertical Growth International Exposure Program Mix Strategic Alliances Strategically placed to maximize online enrollments in new markets Dedicated focus on utilizing existing capacity Strategic relationships and degree programs for international students High-demand programs designed for the future Increase enrollments and offer unique student opportunities Growth in Online and On-ground Credit Hours Credit Hours 17 Online Growth
ACADEMICS - Dr. Shape 18
19 Academic Highlights Continued academic program expansion, including business, IT, and allied health at the undergraduate level with additional emphasis areas at the graduate level Continued growth in allied health and associate degree programs Received written confirmation of CCNE accreditation for the Online RN to BSN, BSN, LPN to BSN Bridge, and MSN programs Developed the NAU Community College Advisory Board to promote relationships with community colleges Established university press to advance original research in the field of higher education through The Journal of Career & Professional Education Continued focus on course completion, persistence and placement of our graduates
Degree Offering Academic Area 20 Academic Breakdown: Winter '11-'12 Term
21 NAU Community College Advisory Board Dr. John Roueche Community College Leadership Program Director George R. Boggs, Ph.D. President and CEO Emeritus of the American Association of Community Colleges Dr. Donald W. Cameron President of Guilford Technical Community College Gerardo E. De Los Santos President and Chief Executive Officer for the League for Innovation in the Community College Dr. Terry O'Banion President Emeritus and Senior League Fellow, League for Innovation in the Community College and Senior Advisor, Higher Education Programs, Walden University Dr. Jerry Sue Thornton President of Cuyahoga Community College Margaretta Brede Mathis Senior lecturer at The University of Texas at Austin Dr. Robert Paxton (ex-officio member) NAU President of Distance Learning Dr. Samuel D. Kerr (ex-officio member) NAU Provost & General Counsel This board serves as an advisory group on matters related to NAU's academic programs, services, and related initiatives in connection with community colleges.
22 University Press Established Mission: A forum for the dissemination of research findings by practitioners, researchers, and academics promoting the advancement of career and professional undergraduate and graduate education. Sample Content Areas: Accreditation Curriculum management Governance in career and professional education Separate corporate entity Established in 2011
23 Accreditation & Regulatory Excellence Regional accreditation by the Higher Learning Commission and member of the North Central Association of Colleges and Schools Programmatic accreditation and approvals by various national educational and professional associations Continual evaluation of regulatory compliance by NAU senior management Consistently low Title IV 90/10 ratio and Cohort Default Rates Academic Excellence and Student Value High student persistence Successful course completion Affordable tuition History of Profitable Organic Growth
Colorado Board of Nursing Minnesota Board of Nursing Missouri State Board of Nursing Kansas State Board of Nursing South Dakota Board of Nursing National League for Nursing Accrediting Commission (NLNAC) Commission on Collegiate Nursing Education (CCNE) International Assembly for Collegiate Business Education (IACBE) Commission on Accreditation of Allied Health Education Programs (CAAHEP) American Bar Association (ABA) American Society of Health-System Pharmacists (ASHP) Committee on Veterinary Technician Education and Activities (CVTEA) State and Federally Sponsored Veterans Training Third-party Accreditation and Approvals Regional Accreditation by The Higher Learning Commission 24 Accreditation & Academic Quality
Course Completion Term-to-Term Persistence Represents students who received a grade in the course 25 Course Completion and Persistence *Preliminary
Rates as reported by students responding to inquiry made within 90 days of receiving the degree. 26 Graduate Employment Rate - Quarterly Average
27 FINANCIALS - Ms. Green
NAU Cohort Default Rate vs. Proprietary Institutions Audited 90/10 Rate* 28 Cohort Default Rate & Title IV Compliance *Possible legislative action could include MTA and VA with Title IV in 90/10 calculation, resulting in a 4% increase in NAU's results. Compliance Threshold *Proprietary institution data not available. The Company is appealing a number of inaccuracies.
FY 2012 Q3 Revenues and Cost of Educational Services 29 FY 2012 Q3 Results FY 2012 Q3 Results FY 2012 Q3 Results (in USD thousands) Q3 2012 (unaudited) Q3 2011 (unaudited) Operating revenues $29,942 $27,733 Cost of educational services $6,952 $5,609 SG&A $21,040 $15,272 Revenue for FY 2012 Q3 (in millions)
30 "Designated" Development Expenditures
* Please see reconciliation of net income attributable to the Company in the press release dated April 4, 2012, available at http://www.national.edu/investor-relations. 31 FY 2012 Q3 Net Income and EBITDA FY 2012 Q3 Results FY 2012 Q3 Results FY 2012 Q3 Results (in USD thousands) Q3 2012 (unaudited) Q3 2011 (unaudited) Income before non-controlling interest and taxes $1,174 $6,317 Net income attributable to NAUH $519 $3,867 EBITDA* $2,504 $7,018 EBITDA for FY 2012 Q3 (in millions)
32 FY 2012 YTD Highlights FY 2012 9 Months Results FY 2012 9 Months Results FY 2012 9 Months Results (in USD thousands) 9 Months 2012 (unaudited) 9 Months 2011 (unaudited) Operating revenues $85,784 $78,745 Cost of educational services $20,222 $16,391 SG&A $57,202 $47,062 Income before non-controlling interest and taxes $6,247 $13,118 Net income attributable to NAUH $3,485 $7,953 EBITDA* $9,533 $15,073 Revenue for FY 2012 9 Months EBITDA for FY 2012 9 Months (in millions) (in millions) * Please see reconciliation of net income attributable to the Company in the press release dated April 4, 2012, available at http://www.national.edu/investor-relations.
33 Strong Balance Sheet (in USD thousands) February 29, 2012 May 31, 2011 Cash and cash equivalents / short-term investments $ 35,220 $ 44,801 Working capital $ 31,187 $ 39,477 Long-term debt $ 0 $ 0 Stockholders' equity $ 53,893 $ 58,505
34 Stock Repurchase Plan Update Number of Shares* Number of Shares* Number of Shares* Number of Shares* 11/30/2011 11/30/2011 11/30/2011 26,914,658 Stock Repurchase Dec. 164,452 (807,032) Stock Repurchase Jan. 11,459 (807,032) Stock Repurchase Feb. 531,280 (807,032) Stock Repurchase March 99,841 (807,032) Repurchased Shares (807,032) (807,032) (807,032) 3/31/2012 26,107,626 *NAUH continues to have a stock repurchase plan in place. Numbers are subject to change.
CONCLUSION - Dr. Shape 35
36 Organic growth through geographic expansion Recognized online course delivery model Differentiated student acquisition plan Approved and accredited nursing and Allied Health programs Knowledgeable compliance team Clean regulatory history Defined vertical growth strategies Strong financial performance Experienced management team 36 Investment Conclusions
Contact Information: National American University Holdings, Inc. Dr. Ronald Shape 605-721-5220 rshape@national.edu Investor Relations Counsel The Equity Group Inc. Carolyne Yu Adam Prior 212-836-9610 212-836-9606 cyu@equityny.com aprior@equitny.com 37 Thank You